Exhibit 99.7

GUARANTY AGREEMENT

NOTICE:  THIS DOCUMENT CONTAINS A WAIVER OF TRIAL BY JURY

This GUARANTY AGREEMENT, dated as of October 18, 2005, is made by Tri-S Security Corporation, Paragon Systems, Inc., The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc., Protection Technologies Corporation, Guardsource Corp., Virtual Guard Source, Inc. and International Monitoring, Inc. (collecively “Guarantor”), in favor of LSQ Funding Group, L.C. and BRE LLC (collectively “Guaranteed Party”), to induce Guaranteed Party to extend or to continue to extend financial accommodations to Borrower (as hereinafter defined).

FOR GOOD AND VALUABLE CONSIDERATION, Guarantor irrevocably and unconditionally undertakes and agrees for the benefit of Guaranteed Party as follows:

1.               DEFINITIONS AND CONSTRUCTION.

1.1. Definitions.  As used herein:

1.1.1. “Agreement” means this Guaranty agreement and all permitted amendments hereto or renewals hereof.

1.1.2. “Bankruptcy Code” means Title 11 of the United States Code.

1.1.3. “Borrower” means, where the context requires, Tri-S Security Corporation, Paragon Systems, Inc., The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard of Broward, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc., Protection Technologies Corporation and International Monitoring, Inc., and all its successors-in-interest by operation of law or otherwise, including any “Trustee” (as defined in the Bankruptcy Code) or debtor-in-possession, and any successor-in-interest arising out of any merger or reorganization involving such entity, whether such entity is the surviving or disappearing entity.

1.1.4. “Chosen State” means Florida.

1.1.5. “Credit Documents” that certain Credit Agreement, and the documents entered into in connection with the transactions contemplated therein and thereby, of essentially even date herewith between, inter alia, Borrower and Guaranteed Party, all documents executed in connection therewith, and all permitted amendments or renewals to or of any of the foregoing, or any other document evidencing a Guaranteed Obligation..

1.1.6. “Default” means any event of default under any Credit Document, including any event or occurrence that, with the giving of notice or the lapse of time, would constitute such an event of default.

1.1.7. “Guaranteed Obligations” means all obligations, indebtedness, and liabilities of Borrower of every kind and character owed to Guaranteed Party, including, but not limited to, those arising directly or indirectly out of or in connection with the Credit Documents, including such obligations, indebtedness, and liabilities arising under successive transactions renewing, increasing, extending, or continuing any of the foregoing, changing the interest rate or other terms thereof, or creating new or additional obligations, indebtedness, and liabilities after prior obligations, indebtedness, or liabilities have been in whole or in part satisfied, and further including all such obligations, indebtedness, and liabilities however arising, whether for principal, interest (including interest that, but for the filing of a petition under the Bankruptcy Code with respect to Borrower, would have accrued on any such obligations, indebtedness, or liabilities), letter of credit reimbursement obligations, fees, costs, expenses, premiums, charges, attorneys’ fees, or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether or not now due, whether absolute or contingent, whether liquidated or unliquidated, whether determined or undetermined, whether Borrower may be liable individually or jointly with others, and whether made, incurred, or created before or after any entry of an order for relief with respect to Borrower in a case under the Bankruptcy Code.

1.1.8. “Guaranteed Party” has the meaning set forth in the introduction hereto.

1.1.9. “Guarantor” has the meaning set forth in the introduction hereto.

1.1.10. “Lien” means, with respect to any asset:  (a) any mortgage, lien, charge, security interest, or encumbrance of any kind in respect of such asset (or any agreement to give any of the foregoing, whether or not contingent on the occurrence of any future event); or (b) any undertaking (whether or not contingent) by a Person to grant any mortgage, lien, pledge, charge, security interest, or encumbrance to another Person on such asset.

1.1.11. “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, or governmental authority.

1.2. Construction.  Unless the context of this Agreement clearly requires otherwise:  (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the part includes the whole; (d) the terms “include” and “including” are not limiting; and (e) the term “or” has the inclusive meaning represented by the phrase “and/or.”  The terms “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.  References in this Agreement to any “determination,” or any matter being “determined,” by Guaranteed Party include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations) by Guaranteed Party and mean that any such determination so made shall be conclusive absent manifest error.  Unless otherwise specified, section and subsection references are to this Agreement.  Any reference to any statute, law, or regulation shall include all amendments thereto and revisions thereof.

2. GUARANTY BY GUARANTOR.

2.1. Promise to Pay and Perform.  Guarantor unconditionally and irrevocably guarantees to Guaranteed Party the prompt payment and performance of the Guaranteed Obligations when and as the same shall become due and payable (whether at stipulated or any accelerated or earlier date of maturity (including the date of any required prepayment) and whether or not the Guaranteed Obligations are found to be invalid, illegal, or unenforceable), it being Guarantor’s intent that Guarantor’s guaranty is a guaranty of payment and not a guaranty of collection.  If Borrower fails to pay or perform any Guaranteed Obligation on or before the date when due (whether at stipulated or any accelerated or earlier date of maturity (including the date of any required prepayment)), Guarantor shall unconditionally and immediately make such payment or render such performance upon written demand therefor by Guaranteed Party.

2.2. Cumulative Obligations.  The obligations of Guarantor hereunder are in addition to any other obligations of Guarantor under any other guaranties of the indebtedness or other obligations of Borrower or any other Person at any time given to Guaranteed Party.  This Agreement shall not affect or invalidate any such other guaranties.

2.3. Continuing Guaranty.  This Agreement is a continuing guaranty and shall remain in full force and effect notwithstanding the fact that, at any particular time, no Guaranteed Obligations may be outstanding.

2.4. Joint and Several Obligation; Independent Obligation.  Guarantor is directly, jointly, and severally with all other guarantors of the Guaranteed Obligations or any portion thereof, liable to Guaranteed Party.  The obligations of Guarantor hereunder are direct and primary and are independent of the obligations of Borrower or any other such guarantor, and a separate action may be brought against Guarantor irrespective of whether an action is brought against Borrower or any other such other guarantor or whether Borrower or any such other guarantor is joined in such action.  Guarantor’s liability hereunder shall not be contingent upon the exercise or enforcement by Guaranteed Party of any remedies it may have against Borrower or any other guarantor or the enforcement of any Lien or realization upon any security Guaranteed Party may at any time possess.  Any release that may be given by Guaranteed Party to Borrower or any other guarantor shall not release Guarantor.

3. PAYMENTS.

3.1. Nature and Application of Payments.  Guarantor shall make all payments required hereunder in immediately available lawful money of the United States, without deduction or withholding (whether for taxes (whether income, excise, or otherwise) or offset).  Without regard to the form in which received, Guaranteed Party may apply any payment with respect to the Guaranteed Obligations or any other amounts due hereunder in such order as Guaranteed Party shall in its sole and absolute discretion determine, irrespective of any contrary instructions received from any other Person.

3.2. Indefeasible Payment; Revival.  If any portion of any payment to Guaranteed Party is set aside and repaid by Guaranteed Party for any reason after being made by Guarantor, the amount so set aside shall be revived as a Guaranteed Obligation and Guarantor shall be liable for the full amount Guaranteed Party is required to repay plus all costs and expenses (including reasonable attorneys’ fees, costs, and expenses) incurred by Guaranteed Party in connection therewith.

4. CERTAIN REPRESENTATIONS AND WARRANTIES OF GUARANTOR.

Guarantor represents and warrants as follows (which representations and warranties shall be true, correct, and complete at all times):

4.1. No Contravention; No Default.  The execution, delivery, and performance by Guarantor of this Agreement does not and will not:  (a) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which Guarantor is a party or any order, injunction, writ, or decree of any governmental authority to which Guarantor or Guarantor’s properties are subject; or (b) violate any law, rule, or regulation of any governmental authority.

4.2. Binding Effect.  This Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3. Litigation.  There are no actions, suits, proceedings, claims, or disputes pending, or, to the best knowledge of Guarantor, threatened or contemplated, at law, in equity, in arbitration, or before any governmental authority, against Guarantor or any of Guarantor’s properties which purport to affect or pertain to this Agreement, any of the other Credit Documents, or any of the transactions contemplated hereby or thereby.

4.4. Changes Affecting the Guaranteed Obligations.  Guarantor has taken and is taking all steps in Guarantor’s opinion necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Guaranteed Obligations.

4.5. Reliance by Guarantor; Financial Condition of Borrower.  This Agreement is not made by Guarantor in reliance on any representation or warranty, express or implied, by Guaranteed Party concerning the financial condition of Borrower, the nature, value, or extent of any security for the Guaranteed Obligations, or any other matter, and no promises have been made to Guarantor by any person, including, without limitation, Guaranteed Party, to induce Guarantor to enter into this Agreement, except as set forth in this Agreement.  Guarantor is presently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.  Guarantor has reviewed each of the Credit Documents.

4.6. Accuracy and Completeness of Supplied Information; Full Disclosure.  All information herein is, and all information hereafter supplied to Guaranteed Party by or on behalf of Guarantor in connection herewith will be, accurate and complete in all material respects.  None of the representations or warranties made by Guarantor herein as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement, or certificate furnished by or on behalf of Guarantor in connection with any of the Credit Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

4.7. Adequate Consideration.  The consideration given or provided, or to be given or provided, by Guaranteed Party in connection with this Agreement is adequate and satisfactory in all respects, and represents reasonably equivalent value, to support this Agreement and Guarantor’s obligations hereunder.

5. COVENANTS.

5.1. Guarantor shall keep informed of Borrower’s financial condition, the status of any guarantors or of any security for the Guaranteed Obligations, and all other circumstances that bear upon the risk of nonpayment of the Guaranteed Obligations.

5.2. Guarantor shall, from time to time, at the expense of Guarantor, promptly execute and deliver all further documents and take all further action that may be necessary, or that Guaranteed Party may reasonably request, to enable Guaranteed Party to exercise and enforce its rights and remedies hereunder.

6. ACKNOWLEDGEMENTS AND AGREEMENTS.

6.1. Modifications to Credit Documents and Guaranteed Obligations.  Guarantor acknowledges and agrees that, without notice to Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Guaranteed Party may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Documents or otherwise with respect to the Guaranteed Obligations or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Documents or otherwise with respect to the Guaranteed Obligations, or may, by action or inaction, release or substitute any guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations, or any portion thereof.

6.2. Subordination.  Guarantor agrees that any and all present and future indebtedness of Borrower owing to Guarantor is postponed in favor of and subordinated to indefeasible payment, in full, in cash, of the Guaranteed Obligations.  In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefensibly paid in full.  Any payment received by Guarantor in respect of such indebtedness shall be held by Guarantor as trustee for Guaranteed Party, and promptly paid over to Guaranteed Party on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Agreement.  Upon request by Guaranteed Party, any notes or other instruments now or hereafter evidencing such indebtedness of Borrower to Guarantor, and any security therefor, shall be marked with a legend that the same are subject to this Agreement or shall be delivered to Guaranteed Party for safekeeping.

6.3. Guaranteed Party as Guarantor’s Attorney-in-Fact.  Guarantor irrevocably appoints Guaranteed Party as Guarantor’s attorney-in-fact, with full authority in the place and stead and name of Guarantor, from time to time at Guaranteed Party’s discretion but only following the occurrence and during the continuation of a Default, to take any action and to execute any instrument which Guaranteed Party may, in accordance with the provisions of the Credit Documents or this Agreement, require as necessary or advisable to accomplish the purposes of this Agreement.

6.4. Commercially Reasonable Disposition of Collateral.  Guarantor acknowledges and agrees that if Guaranteed Party shall, pursuant to the rights granted to Guaranteed Party, under the terms of the Credit Documents or applicable law, dispose of any or all of the Collateral (as such term is defined in the Credit Documents) after the occurrence of a Default, such disposition shall be deemed commercially reasonable if, in the written opinion of three (3) commercial loan officers with three (3) or more years of workout experience each, the manner of the disposition is not inconsistent with the manner in which such commercial loan officers would have handled the disposition.

7. GENERAL PROVISIONS.

7.1. Notices.  All notices required to be given to either party hereunder shall be deemed given upon the first to occur of:  (a) deposit thereof in a receptacle under the control of the United States Postal Service; properly addressed and postage prepaid, (b) transmittal by electronic means to a receiver under the control of the party to whom notice is being given; or (c) actual receipt by the party to whom notice is being given, or an employee or agent of thereof.  For purposes hereof, the addresses of the parties are as set forth on the signature page hereof or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions of this subsection.

7.2. Amendments, Waivers, and Consents.  Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement.  Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

7.3. No Waiver; Cumulative Nature of Remedies.  No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Guaranteed Party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Guaranteed Party of any breach or default by Guarantor hereunder be deemed a waiver of any default or breach subsequently occurring.  All rights and remedies granted to Guaranteed Party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy.  The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Guaranteed Party would otherwise have.  Any waiver, permit, consent, or approval by Guaranteed Party of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

8. COSTS AND EXPENSES.  Guarantor agrees to reimburse Guaranteed Party on demand for:

8.1. The actual amount of all costs and expenses, including reasonable attorneys’ fees, which Guaranteed Party has incurred or may incur in:

8.1.1. Negotiating, preparing, or administering this Agreement;

8.1.2. Any way arising out of this Agreement; and

8.1.3. the actual costs, including photocopying (which, if performed by Guaranteed Party’s employees, shall be at the rate of $.10/page), travel, and reasonable attorneys’ fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Guarantor is a party and the actual amount of all costs and expenses, including attorneys’ fees, which Guaranteed Party may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Guarantor, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding, or (ii) opposing confirmation of Guarantor’s plan thereunder.

All such costs and expenses of Guaranteed Party which have been incurred on or prior to the execution hereof shall be paid contemporaneously with the execution hereof.  Any such costs and expenses incurred after the execution hereof shall become part of the Guaranteed Obligations when incurred and may be added to the outstanding principal amount due hereunder.

9. SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. HEADINGS.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or are given any substantive effect.

11. AMBIGUITIES.  This Agreement and all agreements relating to the subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.

12. SEVERABILITY.  In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. COUNTERPARTS; FACSIMILE SIGNATURES.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.  Guarantor may effect execution and delivery of this Agreement by executing a counterpart hereof and sending the signature page bearing Guarantor’s signature to Guaranteed Party by facsimile and, thereafter, promptly sending by mail or delivering such signature page to Guaranteed Party; provided that the failure to deliver such signature page by Guarantor shall not affect the validity, enforceability, or binding effect of this Agreement.

14. ENTIRE AGREEMENT.  This Agreement supersedes all other agreements and understandings between the parties hereto, verbal or written, express or implied, relating to the subject matter hereof.  No promises of any kind have been made by Guaranteed Party or any third party to induce Guarantor to execute this Agreement.  No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

15. CERTAIN WAIVERS BY GUARANTOR.  Guarantor makes the following waivers with full knowledge and understanding that such waivers, if not so made, might otherwise result in guarantor being able to avoid or limit guarantor’s liability hereunder either in whole or in part.

15.1. Notices.  Guarantor irrevocably waives notice of (i) the extension of Guaranteed Obligations, (ii) any adverse change in the Borrower’s financial condition, (iii) any change in value, or the release, of any collateral, or of any other fact that might increase Guarantor’s risk hereunder, and (iv) any default by Borrower.

15.2. Revocation.

15.2.1. Guarantor waives any right to revoke the Guaranty as to future Guaranteed Obligations.

15.2.2. If, contrary to the express intent of this agreement, any such revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that:  (a) no such revocation shall be effective until written notice thereof has been received by Guaranteed Party; (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guaranteed Party which is, or is believed in good faith by Guaranteed Party to be, in existence on the date of such revocation; (d) no payment by any other Guarantor or Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations, if any, as to which the revocation by Guarantor is effective and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

15.3. Defenses of Borrower.  Guarantor waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations have been fully paid) of Borrower including any defense arising from any statute of limitations or any lack of power or authority of Borrower.

15.4. Defenses.  GUARANTOR WAIVES ANY AND ALL SURETYSHIP DEFENSES, WHETHER ARISING BY CONTRACT, STATUTE OR BY OPERATION OF LAW.

16. GOVERNING LAW.  This agreement, and the construction, interpretation, and enforcement hereof, and the rights of guarantor and guaranteed party hereto and hereunder shall be determined under, governed by, and construed in accordance with the internal laws of the chosen state.

17. AMENDMENT AND WAIVER.  No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Guaranteed Party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Guaranteed Party of any breach or default by Guarantor hereunder be deemed a waiver of any default or breach subsequently occurring.  All rights and remedies granted to Guaranteed Party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy.  The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Guaranteed Party would otherwise have.  Any waiver, permit, consent or approval by Guaranteed Party of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

18. WAIVER OF TRIAL BY JURY.  IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (a) ARISING HEREUNDER, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

GUARANTOR:

TRI-S SECURITY CORPORATION

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PARAGON SYSTEMS, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

THE CORNWALL GROUP, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

FORESTVILLE CORPORATION

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ARMOR SECURITY, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PROTECTION TECHNOLOGIES CORPORATION

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VIRTUAL GUARD SOURCE, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

GUARDSOURCE CORP.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

INTERNATIONAL MONITORING, INC.

By	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO